INVENTORY (Details) - USD ($) $ in Thousands	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
INVENTORY
Raw materials and component parts, net of reserves of $0 and $22, respectively	$ 19,387	$ 19,997	$ 21,151	$ 7,147
Work in progress	1,403	1,406	803	1,504
Finished goods	2,663	1,647	5,209	762
Inventory, Net, Total	23,453	23,050	27,163	9,413
Raw materials and component parts, reserves	$ 142	$ 82	$ 22	$ 50